EXHIBIT 99.1
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                             Joint Filer Information
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Date of Event Requiring Statement:   December 18, 2006

Issuer Name and Ticker or
 Trading Symbol:                     Delphi Corporation (DPHIQ.PK)

Designated Filer:                    David A. Tepper (Indirect Ownership)

Other Joint Filers:                  Appaloosa Partners Inc. (Indirect Ownership)

                                     Appaloosa Management L.P. (Indirect Ownership)

                                     Appaloosa Investment Limited Partnership I (Direct Ownership)

                                     Palomino Fund Ltd. (Direct Ownership)

Addresses:                           The principal business address of each of
                                     the Joint Filers above is
                                     c/o Appaloosa Partners Inc.,
                                     26 Main Street
                                     Chatham, NJ 07928

Relationship of Each Joint           Member of 13(d) Group reporting more
Filer to Issuer:                     than 10% ownership


Signatures:                          /s/ David A. Tepper
                                     -------------------
                                     David A. Tepper

                                     Appaloosa Partners Inc.

                                     By: /s/ David A. Tepper
                                         ------------------------------
                                         Name:  David A. Tepper
                                         Title: President

                                     Appaloosa Management L.P.

                                     By: Appaloosa Partners Inc.,
                                         Its General Partner,

                                     By: /s/ David A. Tepper
                                         ------------------------------
                                         Name:  David A. Tepper
                                         Title: President

                                     Appaloosa Investment Limited Partnership I

                                     By: Appaloosa Management L.P.,
                                         Its General Partner,

                                     By: Appaloosa Partners Inc.,
                                         Its General Partner,

                                     By: /s/ David A. Tepper
                                         ------------------------------
                                         Name:  David A. Tepper
                                         Title: President

                                     Palomino Fund Ltd.

                                     By: Appaloosa Management L.P.,
                                         Its Investment Advisor,

                                     By: Appaloosa Partners Inc.,
                                         Its General Partner,

                                     By: /s/ David A. Tepper
                                         ------------------------------
                                         Name:  David A. Tepper
                                         Title: President
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